SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2003

VL DISSOLUTION CORPORATION

(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

0-23866 (Commission File No.)	06-0678347 (IRS Employer Identification No.)

1625 Broadway
Suite 990
Denver, Colorado 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 592-5700

Item 5. Other Events.

     On October 24, 2003 VL Dissolution Corporation (the “Registrant”) issued a press release, attached as Exhibit 99.1 to this report on Form 8-K, announcing that the date of the initial distribution to its shareholders out of the proceeds of the sale of substantially all of its assets to Sirenza Microdevices, Inc. has been set for October 31, 2003. The ex-dividend date for this distribution has been set for November 3, 2003.

     The press release also announced that the Registrant has been notified by Nasdaq that, due to its failure to include the certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 in its Annual Report on Form 10-K filed on September 23, 2003, the registrant has failed to remain in compliance with the listing requirements set forth in OTC Bulletin Board Rule 6530. Accordingly, pending the outcome of an appeal with Nasdaq, the Registrant’s securities may be delisted from the OTC Bulletin Board at some time following October 31, 2003, the date by which the Registrant must regain compliance with the OTC Bulletin Board listing requirements.

Item 7. Financial Statements and Exhibits

(a)	None

(b)	None

(c)	Exhibits

99.1 Press Release, dated October 24, 2003

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VL Dissolution Corporation

Dated: October 24, 2003	By:	/s/ David Corsaut Cloyses Partners LLC, Interim Manager

2.

INDEX TO EXHIBITS

99.1	Press Release, dated October 24, 2003.

3.